                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                 FORM 8-K/A
                      AMENDMENT NO. 1 TO CURRENT REPORT


              Current Report Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported): October 31, 1997



                      APERTUS TECHNOLOGIES INCORPORATED
           (Exact name of registrant as specified in its charter)


          Minnesota                     0-12378                41-1349953
(State or other jurisdiction of       (Commission           (I.R.S. Employer
incorporation or organization)        File Number)         Identification No.)



7275 Flying Cloud Drive, Eden Prairie, Minnesota                  55344
    (Address of principal executive offices)                   (Zip Code)



     Registrant's telephone number, including area code: (612) 828-0300


                               Not Applicable
        (Former name or former address, if changed since last report.)

        The undersigned registrant, Apertus Technologies Incorporated (the "Company"), hereby amends Item 7 of its Current Report on Form 8-K, dated October 31, 1997 (initially filed with the Commission on November 10, 1997), to include the pro forma financial information indicated in Item 7 below. The November 10, 1997 original filing of the Form 8-K described (a) the Company's acquisition (the "Merger") of Carleton Corporation, a Massachusetts corporation ("Carleton"), pursuant to an Agreement and Plan of Merger dated October 24, 1997 between the Company and Carleton (the "Merger Agreement"), and (b) the sale (the "Asset Sale") of the Company's Internet Solutions Division to a wholly owned subsidiary of Computer Network Technology Corporation, a Minnesota corporation ("CNT"), pursuant to an Asset Purchase Agreement dated October 24, 1997 among CNT, a subsidiary of CNT and the Company and certain of its subsidiaries. Under the terms of the Merger Agreement, the Company acquired the stock of Carleton through (i) the issuance of approximately 2,161,000 shares of the Company's common stock, (ii) issuance of accreting notes issued by the Company with an aggregate initial face value of $2.0 million that are subject to adjustment and (iii) the rollover of outstanding Carleton stock options and warrants that could convert into approximately 501,000 and 135,000 shares, respectively, of the Company's common stock upon full exercise. Under the terms of the Asset Purchase Agreement, the Company sold the assets of its Internet Solutions Division to CNT for $11,412,000 in cash plus the assumption of certain liabilities by CNT.

Item 7.   Financial Statements and Exhibits.
          ----------------------------------

     (b)  Pro forma financial information
          -------------------------------

        The following pro forma financial statements are included below:

     Pro Forma Condensed Balance Sheet as of September 28, 1997 (unaudited)

     Pro Forma Condensed Statement of Operations for the Year Ended March 30, 1997 (unaudited)

     Pro Forma Condensed Statement of Operations for the Six Months Ended September 28, 1997 (unaudited)

     Notes to Financial Statements

                      Apertus Technologies Incorporated
                      ---------------------------------

                 Pro Forma Financial Information (Unaudited)

        The following unaudited pro forma condensed financial information illustrates the estimated effects of the Merger between Apertus and Carleton (treated as a purchase for accounting purposes) and the Asset Sale by Apertus to CNT. The pro forma information assumes that the Merger and Asset Sale had occurred as of the beginning of the respective periods presented in the pro forma condensed statements of operations. In the case of the unaudited pro forma condensed balance sheet, the Merger and Asset Sale are reflected on a pro forma basis as if each occurred on September 28, 1997.

        The unaudited pro forma condensed balance sheet includes the balance sheet of the Company as of September 28, 1997 (as previously filed on the Company's Form 10-Q for the quarter then ended) and the balance sheet of Carleton as of September 30, 1997. The unaudited pro forma condensed statement of operations for the year ended March 30, 1997 includes the results of the Company for the year then ended and the operations of Carleton for its year ended February 28, 1997. The unaudited pro forma condensed statement of operations for the six months ended September 28, 1997 includes the results of the Company for the six months then ended and the results of Carleton for its six months ended August 31, 1997.

        In the opinion of the Company's management, all adjustments necessary to present fairly such unaudited pro forma financial statements have been made based on the terms and structure of the Merger and the Asset Sale described above. The unaudited pro forma financial statements are presented for illustrative purposes only and are not necessarily indicative of the actual results that would have been achieved had the transactions occurred on the dates indicated, nor do they purport to indicate the results of future operations or financial position of the Company.

APERTUS TECHNOLOGIES INCORPORATED
PRO FORMA CONDENSED BALANCE SHEET - UNAUDITED
September 28, 1997
IN (000's)



                                                      Pro Forma    Adjustments
                                                     --------------------------
                                Apertus    Carleton    Carleton      Sale to
                              Historical  Historical  Acquisition      CNT     Pro Forma
                              ----------------------------------------------------------
Cash                          $10,202    $   242      $(2,754) A   $10,136  I  $17,694
                                                         (132) B
Cash in escrow                    822                                1,000  I    1,822
Accounts receivable               266      1,403                                 1,669
Other                             178         72                                   250
                              ----------------------------------------------------------
Total Current Assets           11,468      1,717       (2,886)      11,136      21,435

Property and equipment          2,833        542                                 3,375
Accumulated depreciation       (1,633)      (210)                               (1,843)
                              ----------------------------------------------------------
Net Property and equipment      1,200        332            0            0       1,532

Capitalized software            1,030         73                                 1,103
Goodwill                                                  550  C                     0
                                                        1,962  D
                                                        4,322  E
                                                        1,064  F
                                                        1,865  G
                                                       (9,763) H
                              ----------------------------------------------------------
Total Other Assets              1,030         73            0            0       1,103

Net Assets of Discontinued
 Operations                     6,424                               (6,424) I        0
                              ----------------------------------------------------------

TOTAL ASSETS                  $20,122    $ 2,122      $(2,886)     $ 4,712     $24,070
                              ==========================================================

Accounts payable              $ 2,685    $   225                               $ 2,910
Accrued expenses                2,353        370      $   770  C   $ 1,146  J    4,639
Deferred revenue                  143        638                                   781
Note payable                    1,000      2,754       (2,754) A                 1,000
                              ----------------------------------------------------------
Total Current Liabilities       6,181      3,987       (1,984)       1,146       9,330

Long-term debt                                           (132) B                 1,610
                                                         (220) C
                                                        1,962  D

Common stock                      714      1,056          108  E                   822
                                                       (1,056) G
Additional paid-in capital     57,524      4,216        4,214  E                62,802
                                                        1,064  F
                                                       (4,216) G
Retained deficit              (44,221)    (7,137)       7,137  G     4,712  I  (50,418)
                                                       (9,763) H    (1,146) J
Unearned compensation             (76)                                             (76)
                              ----------------------------------------------------------
Total Shareholders' Equity     13,941     (1,865)      (2,512)       3,566      13,130
                              ----------------------------------------------------------
TOTAL LIABILITIES AND
 SHAREHOLDERS' EQUITY         $20,122    $ 2,122      $(4,628)      $4,712     $24,070
                              ==========================================================


See accompanying notes

APERTUS TECHNOLOGIES INCORPORATED
PRO FORMA CONDENSED STATEMENT OF OPERATIONS - UNAUDITED
YEAR ENDED MARCH 30, 1997
(IN 000'S EXCEPT PER SHARE DATA)



                                           Apertus      Carleton      Pro Forma
                                         Historical    Historical    Adjustments    Pro Forma
                                       -------------------------------------------------------

REVENUES
Sales                                   $ 27,167       $2,299         $(24,578) A   $ 4,888
Service and other                          9,963        2,098           (9,758) A     2,303
                                       -------------------------------------------------------
                                          37,130        4,397          (34,336)       7,191

COSTS AND EXPENSES
Cost of sales and service                 15,436          880          (14,216) A     2,100
Research, development and engineering      9,631        1,795           (8,865) A     2,561
Selling, general and administrative       21,906        2,658          (17,361) A     6,503
                                                                          (700) B
Gain on sales of product line             (5,783)                        5,783  A         0
Other charges                             10,655                        (9,467) A     1,188
                                       -------------------------------------------------------
                                          51,845        5,333          (44,826)      12,352
                                       -------------------------------------------------------
Income (Loss)                            (14,715)        (936)          10,490       (5,161)

OTHER INCOME (EXPENSE)
Interest expense                             (83)          (2)             (80) D      (165)
Investment income                            520            0             (155) A       778
                                                                           413  C
                                       -------------------------------------------------------
                                             437           (2)            (235)         613
                                       -------------------------------------------------------
INCOME (LOSS) BEFORE INCOME TAXES        (14,278)        (938)          10,255       (4,548)
Income taxes                                (200)           0              180  A       (20)
                                       -------------------------------------------------------
NET INCOME (LOSS)                       $(14,478)       $(938)         $10,435      $(4,568)
                                       =======================================================

Net Income (Loss) per Share             $  (1.03)                                   $ (0.28)
                                       ==========                                   ==========

Weighted Average Shares Outstanding       14,112                         2,161  E    16,273
                                       ==========                     =========     ==========

See accompanying notes

APERTUS TECHNOLOGIES INCORPORATED
PRO FORMA CONDENSED STATEMENT OF OPERATIONS - UNAUDITED
SIX MONTHS ENDED SEPTEMBER 28, 1997
(IN 000'S EXCEPT PER SHARE DATA)



                                           Apertus      Carleton      Pro Forma
                                         Historical    Historical    Adjustments    Pro Forma
                                       -------------------------------------------------------

REVENUES
Sales                                   $   624        $   774                       $ 1,398
Service and other                           191          1,092                         1,283
                                       -------------------------------------------------------
                                            815          1,866              0          2,681
COSTS AND EXPENSES
Cost of sales and service                   857            620                         1,477
Research, development and engineering       981            838                         1,819
Selling, general and administrative       1,908          1,631           (350) A       3,189
                                       -------------------------------------------------------
                                          3,746          3,089           (350)         6,485
                                       -------------------------------------------------------
Income (Loss)                            (2,931)        (1,223)           350         (3,804)

OTHER INCOME (EXPENSE)
Interest expense                            (34)           (28)           (40) C         (74)
                                                                           28  D
Investment income                           236              1            207  B         444
                                       -------------------------------------------------------
                                            202            (27)           195            370
                                       -------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES        (2,729)        (1,250)           545         (3,434)
Income taxes                                 (5)                                          (5)
                                       -------------------------------------------------------
NET INCOME (LOSS)                       $(2,734)       $(1,250)        $  545        $(3,439)
                                       =======================================================

Net Income (Loss) per Share             $ (0.19)                                     $ (0.21)
                                       ==========                                   ==========
Weighted Average Shares Outstanding      14,193                         2,161  E      16,354
                                       ==========                     ========      ==========


See accompanying notes

APERTUS TECHNOLOGIES INCORPORATED
NOTES TO PRO FORMA CONDENSED FINANCIAL INFORMATION - UNAUDITED
(All amounts in 000's)


1. The unaudited Pro Forma Condensed Balance Sheet as of September 28, 1997 includes adjustments to reflect the following:

        A  Pay-off outstanding debt of Carleton of $2,754.
        B  Cash payout to minority shareholders of $132.
        C  Estimated transaction costs of $770.
        D Issuance of note payable for $1,962 ($2,000 reduced by notes related to warrant holders, with exercise price significantly above market, of $38). Note is subject to certain offsets. Note could also decrease by up to $1,000 based upon revenue performance. Note also is subject to accretion based upon stock price performance.
        E Issuance of 2,161 shares of common stock for conversion of Carleton stock outstanding. (Market price used was $2.00 per share).
        F Adjustment for options and warrants rolled over that have an exercise price below market value of stock.
        G  Eliminate historical Carleton equity balances.
        H Excess of purchase price over book value being expensed as "Purchased R & D."
        I  Cash received for sale to CNT and net assets disposed of.
        J Estimated transaction costs of $1,146 (including loss on operation of discontinued operations).

2. The unaudited Pro Forma Condensed Statement of Operations for the year ended March 30, 1997 includes adjustments to reflect the following:

        A Discontinued operation of ISD business (including MQView product line).
        B  Savings of $700 from employee terminations.
        C Additional investment income of $413 related to the cash available for investment.
        D  Interest of $80 on long-term debt.
        E Issuance of 2,161 shares of common stock for conversion of Carleton stock outstanding.

3. The unaudited Pro Forma Condensed Statement of Operations for the six months ended September 28, 1997, includes adjustments to reflect the following:

        A  Savings of $350 from employee terminations.
        B Additional investment income of $207 related to the cash available for investment.
        C  Interest expense of $40 on long-term debt.
        D  Eliminate interest expense of $28 on debt paid off.
        E Issuance of 2,161 shares of common stock for conversion of Carleton stock outstanding.

Signature
---------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  January ___, 1998


                                    APERTUS TECHNOLOGIES INCORPORATED


                                    By  /s/ Steven L. Thimjon
                                      -----------------------------------
                                      Steven L. Thimjon
                                      Vice President and Chief Financial
                                        Officer